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                                                                   EXHIBIT 10.17

                                                                       EXECUTION

                                SECOND AMENDMENT
                              (TERM LOAN AGREEMENT)

            SECOND AMENDMENT, dated as of December 17, 2004 (this "Amendment"), to the Term Loan Agreement, dated as of July 31, 2003 (as amended by the First Amendment and Waiver dated as of June 25, 2004, the "Term Loan Agreement"), among Wheeling-Pittsburgh Corporation, a Delaware corporation ("Holdings"), Wheeling-Pittsburgh Steel Corporation, a Delaware corporation (the "Borrower"), the Lenders parties to the Term Loan Agreement, the Documentation Agent and Syndication Agent named therein, Royal Bank of Canada, as administrative agent (in such capacity, the "Administrative Agent"). Emergency Steel Loan Guarantee Board (the "Federal Guarantor") and West Virginia Housing Development Fund (the "State Guarantor").

                                   WITNESSETH:

            WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent, the Federal Guarantor and the State Guarantor are parties to the Term Loan Agreement;

            WHEREAS, the Borrower has requested that the Lenders agree to make certain amendments relating to the Term Loan Agreement as set forth herein; and

            WHEREAS, the Lenders and the Federal Guarantor are willing to agree to such amendments, in each case subject to the terms and conditions set forth herein.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. Defined Terms. Terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

            2. Amendment to Section 1.1 of the Term Loan Agreement. The definition of "Available Construction Funds" set forth in Section 1.1 of the Term Loan Agreement is hereby amended by deleting "$5,000,000" therefrom and substituting in lieu thereof "$12,000,000".

            3. Representations and Warranties; No Default. Each of Holdings and the Borrower hereby confirms that after giving effect to this Amendment each of the representations and warranties set forth in Section 3 of the Term Loan Agreement is true and correct. Each of Holdings and the Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

            4. No Change. Except as expressly provided herein, no term or provision of the Term Loan Agreement shall be amended, modified, supplemented or waived, and each term and provision of the Term Loan Agreement shall remain in full force and effect.

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                                                                               2

            5. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            6. Effectiveness. This Amendment shall become effective on such date as the Administrative Agent shall have received executed counterparts hereof from (i) Holdings, (ii) the Borrower, (iii) the Required Lenders and (iv) the Federal Guarantor (or, in lieu of an executed counterpart from the Federal Guarantor, the Federal Guarantor be deemed to have approved this Amendment in accordance with Section 5.5 of the Federal Guarantee).

            7. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   WHEELING-PITTSBURGH CORPORATION

                                   By: /s/ John W. Testa
                                       -----------------------------------------
                                       Name: John W. Testa
                                       Title: Vice President Secretary and
                                              Treasurer

                                   WHEELING-PITTSBURGH STEEL
                                   CORPORATION

                                   By: /s/ Michael P. Diclemente
                                       -----------------------------------------
                                       Name: Michael P. Diclemente
                                       Title: Treasurer

                                   ROYAL BANK OF CANADA, as Administrative
                                   Agent

                                   By: _________________________________________
                                       Name:
                                       Title:

                                   EMERGENCY STEEL LOAN GUARANTEE
                                   BOARD, as Federal Guarantor

                                   By: _________________________________________
                                       Name:
                                       Title:

           Signature Page to Second Amendments (Term Loan Agreement)

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duty authorized as of the day and year first above written.

                                   WHEELING-PITTSBURGH CORPORATION

                                   By: _________________________________________
                                       Name:
                                       Title:

                                   WHEELING-PITTSBURGH STEEL
                                   CORPORATION

                                   By: _________________________________________
                                       Name:
                                       Title:

                                   ROYAL BANK OF CANADA, as Administrative
                                   Agent

                                   By: /s/ Ann Hurley
                                       -----------------------------------------
                                       Name: Ann Hurley
                                       Title: Assistant Manager, Agency

                                   EMERGENCY STEEL LOAN GUARANTEE
                                   BOARD, as Federal Guarantor

                                   By: _________________________________________
                                       Name:
                                       Title:

           Signature Page to Second Amendments (Term Loan Agreement)

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                                   SIGNATURE PAGE TO THE SECOND
                                   AMENDMENT, DATED AS OF DECEMBER ___,
                                   2004, TO THE TERM LOAN AGREEMENT,
                                   DATED AS OF JULY 31, 2003, AMONG
                                   WHEELING-PITTSBURGH CORPORATION,
                                   WHEELING-PITTSBURGH STEEL
                                   CORPORATION, THE LENDERS FROM TIME
                                   TO TIME PARTIES THERETO, ROYAL BANK
                                   OF CANADA, AS ADMINISTRATIVE AGENT,
                                   EMERGENCY STEEL LOAN GUARANTEE
                                   BOARD, WEST VIRGINIA HOUSING
                                   DEVELOPMENT FUND AND THE OTHER
                                   AGENTS PARTIES THERETO.

                                   NAME OF INSTITUTION:

                                   Royal Bank of Canada

                                   By: /s/ Suzanne Kaicher
                                       -----------------------------------------
                                       Name: Suzanne Kaicher
                                       Title: Attorney-In-Fact
                                              Royal Bank of Canada

           Signature Page to Second Amendments (Term Loan Agreement)

                                   SIGNATURE PAGE TO THE SECOND
                                   AMENDMENT, DATED AS OF DECEMBER 15,
                                   2004, TO THE TERM LOAN AGREEMENT,
                                   DATED AS OF JULY 31, 2003, AMONG
                                   WHEELING-PITTSBURGH CORPORATION,
                                   WHEELING-PITTSBURGH STEEL
                                   CORPORATION, THE LENDERS FROM TIME
                                   TO TIME PARTIES THERETO, ROYAL BANK
                                   OF CANADA, AS ADMINISTRATIVE AGENT,
                                   EMERGENCY STEEL LOAN GUARANTEE
                                   BOARD, WEST VIRGINIA HOUSING
                                   DEVELOPMENT FUND AND THE OTHER
                                   AGENTS PARTIES THERETO.

                                   NAME OF INSTITUTION:

                                   Australia and New Zealand
                                   Banking Group Limited

                                   By: /s/ John W. Wade
                                       -----------------------------------------
                                       Name: John W. Wade
                                       Title: Director

            Signature Page to Second Amendments (Term Loan Agreement)

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                                   SIGNATURE PAGE TO THE SECOND
                                   AMENDMENT, DATED AS OF DECEMBER 15,
                                   2004, TO THE TERM LOAN AGREEMENT,
                                   DATED AS OF JULY 31, 2003, AMONG
                                   WHEELING-PITTSBURGH CORPORATION,
                                   WHEELING-PITTSBURGH STEEL
                                   CORPORATION, THE LENDERS FROM TIME
                                   TO TIME PARTIES THERETO, ROYAL BANK
                                   OF CANADA, AS ADMINISTRATIVE AGENT,
                                   EMERGENCY STEEL LOAN GUARANTEE
                                   BOARD, WEST VIRGINIA HOUSING
                                   DEVELOPMENT FUND AND THE OTHER
                                   AGENTS PARTIES THERETO.

                                   NAME OF INSTITUTION:

                                   Fleat Capital Corporation

                                   By: /s/ Suzanne Cozine
                                       -----------------------------------------
                                       Name: Suzanne Cozine
                                       Title: Vice President

            Signature Page to Second Amendments (Term Loan Agreement)

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                                   SIGNATURE PAGE TO THE SECOND
                                   AMENDMENT, DATED AS OF DECEMBER ___,
                                   2004, TO THE TERM LOAN AGREEMENT,
                                   DATED AS OF JULY 31, 2003, AMONG
                                   WHEELING-PITTSBURGH CORPORATION,
                                   WHEELING-PITTSBURGH STEEL
                                   CORPORATION, THE LENDERS FROM TIME
                                   TO TIME PARTIES THERETO, ROYAL BANK
                                   OF CANADA, AS ADMINISTRATIVE AGENT,
                                   EMERGENCY STEEL LOAN GUARANTEE
                                   BOARD, WEST VIRGINIA HOUSING
                                   DEVELOPMENT FUND AND THE OTHER
                                   AGENTS PARTIES THERETO.

                                   NAME OF INSTITUTION:

                                   JP Morgan Chase Bank NA
                                   Formerly Bank one NA

                                   By: /s/ Paul Weybrecht
                                       -----------------------------------------
                                       Name: Paul Weybrecht
                                       Title: Vice President

            Signature Page to Second Amendments (Term Loan Agreement)

                                   SIGNATURE PAGE TO THE SECOND
                                   AMENDMENT, DATED AS OF DECEMBER ___,
                                   2004, TO THE TERM LOAN AGREEMENT,
                                   DATED AS OF JULY 31, 2003, AMONG
                                   WHEELING-PITTSBURGH CORPORATION,
                                   WHEELING-PITTSBURGH STEEL
                                   CORPORATION, THE LENDERS FROM TIME
                                   TO TIME PARTIES THERETO, ROYAL BANK
                                   OF CANADA, AS ADMINISTRATIVE AGENT,
                                   EMERGENCY STEEL LOAN GUARANTEE
                                   BOARD, WEST VIRGINIA HOUSING
                                   DEVELOPMENT FUND AND THE OTHER
                                   AGENTS PARTIES THERETO.

                                   NAME OF INSTITUTION:

                                   LLOYDS TSB BANK PLC

                                   By: /s/ Gary Staines
                                       -----------------------------------------
                                       Name: GARY STAINES
                                       Title: VICE  PRESIDENT
                                              STRUCTERED
                                              FINANCE S366

                                       /s/ Kathy Bimmons
                                       KATHY BIMMONS
                                       DIRECTOR
                                       STRUCTERED FINANCE 8034

            Signature Page to Second Amendments (Term Loan Agreement)

                                   SIGNATURE PAGE TO THE SECOND
                                   AMENDMENT, DATED AS OF DECEMBER ___,
                                   2004, TO THE TERM LOAN AGREEMENT,
                                   DATED AS OF JULY 31, 2003, AMONG
                                   WHEELING-PITTSBURGH CORPORATION,
                                   WHEELING-PITTSBURGH STEEL
                                   CORPORATION, THE LENDERS FROM TIME
                                   TO TIME PARTIES THERETO, ROYAL BANK
                                   OF CANADA, AS ADMINISTRATIVE AGENT,
                                   EMERGENCY STEEL LOAN GUARANTEE
                                   BOARD, WEST VIRGINIA HOUSING
                                   DEVELOPMENT FUND AND THE OTHER
                                   AGENTS PARTIES THERETO.

                                   NAME OF INSTITUTION:

                                   US Bank National Association

                                   By: /s/ Jeffrey A. Kessler
                                       -----------------------------------------
                                       Name: Jeffrey A. Kessler
                                       Title: Vice President

            Signature Page to Second Amendments (Term Loan Agreement)